UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2021

Loop Media, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55591	47-3975872
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 N. Central Ave., Suite 430 Glendale, CA	91203
(Address of Principal Executive Office)	(Zip Code)

(818) 823-4801

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Purchase of all outstanding shares of capital stock of EON Media Group Pte. Ltd.

On April 27, 2021, the Company acquired all the issued and outstanding ordinary and preference shares of EON Media Group Pte. Ltd. (“EON Media”) that it did not already own from Ithaca EMG Holdco LLC, a Delaware limited liability company (“Ithaca”), Far West Entertainment HK Limited, a company incorporated in Hong Kong (“FWE”), and Robert John Graham (“RJG”), the founder of EON Media (together, the “Acquired Shares”). The purchase price consideration paid to Ithaca consisted of US$750,000 in cash plus 286,205 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) and paid to RJG and FWE was in aggregate 1,717,230 shares of Common Stock.

As a result of the purchases of the Acquired Shares, the Company has become the sole shareholder and owner of all the outstanding shares of capital stock of EON Media. EON Media is a Singapore based media and entertainment company focused on producing syndicated content and providing specialist entertainment advisory and agency services for music festivals, brands, and artists in Asia.

The foregoing summary of the transactions to purchase the Acquired Shares does not purport to be complete and is qualified in its entirety by reference to the relevant purchase agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Sale of Secured Convertible Promissory Note

For the purchase of EON Media, the Company obtained the cash portion of the Ithaca consideration from Excel Family Partners, LLLP ("Excel"), an entity controlled by Bruce Cassidy, a member of the Company’s Board of Directors. On April 30, 2021, the Company and Excel entered into a Convertible Note and Warrant Purchase and Security Agreement effective as of April 1, 2021 (the “Purchase Agreement”) pursuant to which the Company agreed to issue and sell a convertible promissory note (the “Note”) in the aggregate principal amount of $800,000 to Excel. The Note may not be transferred or assigned by either party and will mature on December 1, 2022 (the “Maturity Date”).

The Note will accrue interest at the rate of 4% per annum from April 1, 2021 (the “Issue Date”) and is payable in cash as follows: (1) interest from the Issue Date to November 30, 2021 is payable in advance on the date the Note is executed; (2) six months of cash interest is payable in arrears on June 1, 2022; and (3) six months of cash interest is payable in arrears on the Maturity Date. Interest of 6% per annum accrues from the Issue Date and payable in shares of the Company’s common stock, par value $0.0001 per share, (the “Common Stock”) in arrears on June 1, 2021, December 1, 2021, June 1, 2022, and the Maturity Date. The Note also enumerates events of default, which include, but are not limited to, failure to pay principal and interest, breach of covenant, and bankruptcy.

If the Common Stock is not listed on a national securities exchange prior to the Maturity Date, the Company is required to issue the note holder an amount of Common Stock equal to 15% of their then principal outstanding plus accrued and unpaid interest. The Note will be secured by all of the assets of the Company. On the Maturity Date or upon a merger, sale of all assets or other similar type of change of control event, the note holder shall have the option to convert all or not less than one-half of their then outstanding principal and accrued and unpaid cash interest into Common Stock at a conversion price equal to the 30-day volume weighted average price (“VWAP”) immediately preceding such date or the closing date of such event, respectively.

In the event of a Qualified Nasdaq Listing, but subject to the closing of such Qualified Nasdaq Listing, the outstanding Note obligation amount (principal plus accrued and unpaid interest) shall convert in full on the closing date of such Qualified Nasdaq Listing into a number of shares of Common Stock equal to (x) the outstanding Note obligation amount on such closing date, divided by (y) the per share price of the Common Stock sold to the public in a Qualified Nasdaq Listing less 20%. A Qualified Nasdaq Listing means a bona fide underwritten public offering of the Common Stock (a) in which such stock is listed on the Nasdaq Stock Market, and (b) for gross proceeds at least equal to the initial principal amount of the Note.

In connection with the issuance of Notes, the Company has agreed to issue warrants (“Warrants”) with an aggregate exercise price of $750,000 to obtain an aggregate of 272,727 shares of Common Stock. Each Warrant is exercisable for one (1) share of Common Stock at an exercise price of $2.75 per share (the “Warrant Shares”) pursuant to the terms set forth therein.

The Warrants, Warrant Shares, and underlying shares of Common Stock (the “Securities”) offered and sold along with the Notes have not been registered under the Securities Act of 1933, as amended (“Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Securities were offered and sold to the accredited investors in reliance upon exemptions from registration pursuant to Rule 506(b) of Regulation D promulgated under Section 4(a)(2) under the Securities Act.

The Note is part of an ongoing offering by the Company of up to $3,000,000 of Notes in private placement transactions to accredited investors in which the Company has and will rely upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering. The Company issued an additional $400,000 principal amount of Note to Excel on May 3, 2021. The Company has issued $2,300,000 in aggregate principal amount of Notes as of May 3, 2021.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the complete text of the Promissory Note filed as Exhibit 10.4 hereto, which is incorporated herein by reference, and further qualified in its entirety by reference to the complete text of the Purchase Agreement filed as Exhibit 10.3 hereto, which is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The discussion of “Purchase of all outstanding shares of capital stock of EON Media Group Pte. Ltd” set forth under Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the “Sale of Secured Convertible Promissory Note” set forth under Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Share Purchase Agreement by and between Loop Media, Inc., Ithaca EMG Holdco LLC, and Ithaca Holdings, LLC, dated April 27, 2020.

10.2	Share Purchase Agreement by and between Loop Media, Inc., Robert J. Graham, and Far West Entertainment HK Limited, dated April 27, 2020.

10.3	Convertible Note and Warrant Purchase and Security Agreement by and between Loop Media, Inc., and Excel Family Partnership, LLLP, dated as of April 1, 2021.

10.4	Senior Secured Promissory Note issued in the name of Excel Family Partnership, LLLP, dated as of April 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 3, 2021	LOOP MEDIA, INC.

	By:	/s/ Jon Niermann
Jon Niermann, CEO

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